UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

Embarq Corporation

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-32732 (Commission File No.)	20-2923630 (I.R.S. Employer Identification No.)

5454 W. 110th Street, Overland Park, Kansas (Address of Principal Executive Offices)	66211 (Zip Code)

(913) 323-4637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 23, 2009, Embarq Corporation, a Delaware corporation (the “Company”), announced that it entered into Amendment No. 1 to its Credit Agreement dated as of May 10, 2006 (the “Credit Agreement”), among the Company, the lenders party thereto and Citibank, N.A., as administrative agent.

Amendment No. 1 provides that, subject to the consummation of the pending merger (the “Merger”) between the Company and a subsidiary of CenturyTel, Inc., a Louisiana corporation (“CenturyTel”), and satisfaction of the other conditions specified therein, the Credit Agreement will be amended and restated as set forth in Amendment No. 1 (as so amended and restated, the “Amended and Restated Credit Agreement”). No amendments to the Credit Agreement contemplated by Amendment No. 1 will be effective prior to or in the absence of the consummation of the Merger.

Amendment No. 1 effects a waiver of the event of default that would have arisen under the Credit Agreement solely as a result of the consummation of the Merger. Further, subject to the consummation of the merger and the satisfaction or waiver of the other conditions specified therein, Amendment No. 1 will effect certain modifications to the covenants regarding transactions with affiliates and mergers set forth in the Credit Agreement, will add a new covenant restricting the ability of the Company to pay dividends to CenturyTel in the event of a default under the Credit Agreement, will add a new covenant limiting the ability of the Company to guarantee debt of persons other than its subsidiaries, will modify the financial covenants to provide for a lower leverage ratio, and will effect certain other changes that will facilitate integration of the Company and its subsidiaries with CenturyTel and its subsidiaries following the consummation of the Merger.

In connection with Amendment No. 1, the Company will repay in full on or before the closing of the Merger the $360,000,000 in term borrowings currently outstanding under the Credit Agreement. In addition, the aggregate principal amount of the revolving commitments under the Credit Agreement will be reduced to $800,000,000 and the letter of credit subfacility under the Credit Agreement will be reduced to $100,000,000.

The interest rate spreads and fees payable on outstanding borrowings and commitments under the Credit Agreement will be increased, following consummation of the Merger, as set forth in Amendment No. 1. Each lender that has consented to Amendment No. 1 will be paid, at the time of the consummation of the Merger, an amendment fee equal to 0.55% of its revolving commitment at the time. In addition, the lead arrangers for Amendment No. 1 will be paid, at the time of the consummation of the Merger, an arrangement fee.

Previously, in connection with the Merger Agreement, CenturyTel had entered into a commitment letter dated October 26, 2008 (the “Commitment Letter”), among CenturyTel, Banc of America Bridge LLC, Banc of America Securities LLC, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Barclays Capital, SunTrust Bank and SunTrust Robinson Humphrey, Inc.,

which provided for a $800,000,000 bridge facility that would be available to, among other things, refinance borrowings under the Credit Agreement in the event a waiver of the event of default under the Credit Agreement arising from the consummation of the Merger could not have been obtained and other financing was unavailable. The Commitment Letter provides that, in the event such a waiver or any such other financing were obtained, the aggregate principal amount of the bridge facility would reduce by the amount of loans and unused commitments under the Credit Agreement. In connection with approval by the lenders of Amendment No. 1, the Company intends to waive the obligation of CenturyTel under the Merger Agreement to use its reasonable best efforts to arrange financing on the terms and conditions described in the Commitment Letter, and CenturyTel has informed the Company that it expects to terminate the Commitment Letter.

The foregoing summary of Amendment No. 1, including the Amended and Restated Credit Agreement attached thereto, is qualified in its entirety by reference to the full text thereof attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this document, including statements as to the expected benefits of the acquisition or amended credit facility, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including changes in the credit markets or CenturyTel’s capital requirements, receipt of required approvals by CenturyTel and EMBARQ stockholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of EMBARQ operations into CenturyTel will be greater than expected, the ability of the combined company to retain and hire key personnel, the impact of regulatory, competitive and technological changes and other risk factors relating to our industry as detailed from time to time in each of CenturyTel’s and EMBARQ’s reports filed with the Securities and Exchange Commission (SEC). There can be no assurance regarding the timing or the consummation of the merger or that the proposed credit amendment will take effect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this document. Unless legally required, CenturyTel and EMBARQ undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, CenturyTel has filed, and the Securities and Exchange Commission (SEC) has declared effective, a Registration Statement on Form S-4 that includes a joint proxy statement of CenturyTel and EMBARQ that also constitutes a prospectus of CenturyTel. CenturyTel and EMBARQ began mailing the definitive joint proxy statement/prospectus to their respective shareholders on December 22, 2008. INVESTORS ARE

URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT-PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain the joint proxy statement-prospectus, as well as other filings containing information about CenturyTel and EMBARQ, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement-prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement-prospectus may also be obtained, free of charge, by directing a request to CenturyTel, 100 CenturyTel Drive, Monroe, Louisiana, 71203 Attention: Corporate Secretary, or to EMBARQ, 5454 West 110th Street, Overland Park, KS, 66211, Attention: Shareholder Relations.

The respective directors and executive officers of CenturyTel and EMBARQ and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CenturyTel’s directors and executive officers is available in its proxy statement filed with the SEC by CenturyTel on March 27, 2008, and information regarding EMBARQ directors and executive officers is available in its proxy statement filed with the SEC by EMBARQ on March 17, 2008. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the joint proxy statement-prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the Amendment No. 1 to the Credit Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Amendment No. 1 dated as of January 23, 2009, to the Credit Agreement dated as of May 10, 2006, among Embarq Corporation, the lenders party thereto and Citibank, N.A., as administrative agent.

99.1	Press Release Announcing Amendment to Credit Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2009

EMBARQ CORPORATION

By:	/s/ Claudia Toussaint
	Name:	Claudia Toussaint
	Title:	General Counsel and Corporate
Secretary

EXHIBIT INDEX

Number	Description

10.1	Amendment No. 1 dated as of January 23, 2009, to the Credit Agreement dated as of May 10, 2006, among Embarq Corporation, the lenders party thereto and Citibank, N.A., as administrative agent.

99.1	Press Release Announcing Amendment to Credit Agreement